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                                                                   EXHIBIT 23(b)

Consent of Arthur Andersen, LLP, Independent Public Accountants
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 7, 2001 included (or incorporated by reference) in Weyerhaeuser Company's annual report on Form 10-K for the fiscal year ended December 31, 2000, and to all references to our Firm included in this registration statement.



                                                 ARTHUR ANDERSEN LLP


Seattle, Washington
February 8, 2002